EXHIBIT 10.57

Notice of Discontinuation of Guaranty and Commitment

Dated March 26, 2008.

March 26, 2008

TDS Franchising, LLC

c/o The Walt Disney Company
1101 Flower Street

Glendale, CA  91201
Attn: Robert Langer, CFO

Fax:  818-544-0784

Hoop Retail Stores, LLC

Hoop Canada, Inc.

c/o The Children’s Place Retails Stores, Inc.

915 Secaucus Road

Secaucus, NJ  07094

Attn:  Chief Financial Officer

Fax:  201.558.2840

Re:  Guaranty and Commitment

To Whom it May Concern,

This letter is to notify you that pursuant to Section 10 of the guaranty and commitment agreement, dated November 21, 2004 (the “Guaranty and Commitment”), among The Children’s Place Retail Stores, Inc. (“TCP”), Hoop Holdings, LLC (“Licensee Parent”), Hoop Retail Stores, LLC (as successor in interest to The Disney Store, LLC), Hoop Canada, Inc. (as successor in interest to The Disney Store (Canada) Ltd.) and TDS Franchising, LLC (“TDSF”), that effective immediately, TCP hereby is discontinuing and terminating the Guaranty and Commitment.

Sincerely,

The Children’s Place Retail Stores, Inc.

/s/Charles Crovitz
Charles Crovitz
Interim Chief Executive Officer

cc

The Walt Disney Company

500 South Buena Vista Street

Burbank,, California  91521-0930

Attn: General Counsel

Fax:  818.238.0404

The Walt Disney Company

500 South Buena Vista Street

Burbank,, California  91521-0930

Attn: James Kapenstein, Esq.

Fax:  818.562.1813

Hoop Retail Stores, LLC

Hoop Canada, Inc.

c/o The Children’s Place Retails Stores, Inc.

915 Secaucus Road

Secaucus, NJ  07094

Attn:  Chief Financial Officer

Fax:  201.558.2840

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, NY  10038

Attn:  Jeffrey Lowenthal, Esq.

Fax:  818.559.6215